Exhibit 10.87

Execution Version

TERM INCREASE AMENDMENT NO. 1 TO THE TERM LOAN CREDIT AGREEMENT
TERM INCREASE AMENDMENT NO. 1 TO THE TERM LOAN CREDIT AGREEMENT dated as of January 19, 2018 (this “Term Increase Amendment”), by and among SEARS HOLDINGS CORPORATION, a Delaware Corporation (the “Holdings”), SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation and KMART CORPORATION, a Michigan corporation (together, the “Borrowers”), JPP, LLC, as administrative agent and collateral administrator (the “Agent”) under the Credit Agreement (as defined below), each TERM INCREASE LENDER (as defined below), each Required Lender party hereto and each of the other LOAN PARTIES party hereto.
WHEREAS, reference is hereby made to the Term Loan Credit Agreement, dated as of January 4, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, including by this Term Increase Amendment, the “Credit Agreement”), among the Borrowers, the Agent, Holdings, the other guarantors party thereto and each Lender from time to time party thereto;
WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Borrowers may obtain additional term loans by, among other things, entering into a Term Increase Amendment in accordance with the terms and conditions of the Credit Agreement;
WHEREAS, the Borrowers have hereby notified the Agent that they are requesting the establishment of a Term Increase in an aggregate principal amount of $30,000,000 (the “Amendment No. 1 Term Increase” and the commitments relating thereto, the “Amendment No. 1 Term Increase Commitments”) pursuant to Section 2.18(a) of the Credit Agreement;
WHEREAS, the Borrowers have requested that the Required Lenders agree to waive certain condition precedents to the effectiveness of each Term Increase that are required pursuant to the terms of the Credit Agreement; and
WHEREAS, the Persons party to this Term Increase Amendment as lenders with respect to the Amendment No. 1 Term Increase (such Persons and any permitted assignees thereof, the “Term Increase Lenders”) have indicated their willingness to lend such Amendment No. 1 Term Increase on the terms and subject to the conditions herein and the Required Lenders have agreed to make certain waivers as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.Defined Terms; References. Capitalized terms used but not defined herein have the meaning provided in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement“ and each other similar reference contained in the Credit Agreement shall, after this Term Increase Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Term Increase Amendment is a “Term Increase Amendment” and a “Loan Document”, in each case, as defined under the Credit Agreement.
Section 2.Amendment No. 1 Term Increase.
(a)    Subject to the terms and conditions set forth herein, each Term Increase Lender severally agrees to make available its portion of Amendment No. 1 Term Increase to the Borrowers on the Term

Increase Effective Date (as defined below) in the amount of such Term Increase Lender’s Amendment No. 1 Term Increase Commitment as set forth on Schedule A hereto. Pursuant to Section 2.18(b) of the Credit Agreement, the Term Increase shall be “Loans” and “Term Loans” for all purposes under the Credit Agreement and each of the other Loan Documents and shall have terms identical to the Term Loans outstanding under the Credit Agreement immediately prior to the date hereof (the “Existing Term Loans”), except for the initial interest accrual date (which shall be the Term Increase Effective Date, with respect to the Amendment No. 1 Term Increase) and as otherwise set forth in this Term Increase Amendment. For the avoidance of doubt, the Interest Period applicable to the Amendment No. 1 Term Increase shall end on the same date as the current Interest Period applicable to the Term Loans existing prior to this Term Increase Amendment.
(b)    Each Incremental Term Lender acknowledges and agrees that upon the Term Increase Effective Date, such Term Increase Lender shall be a “Lender” and “Term Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
Section 3.Credit Agreement Governs. Except as set forth in this Term Increase Amendment, the Amendment No. 1 Term Increase shall have identical terms as the Existing Term Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents, each reference to a “Loan”, “Loans”, “Term Loan” or “Term Loans” in the Credit Agreement shall be deemed to include the Amendment No. 1 Term Increase and other related terms will have correlative meanings mutatis mutandis.

Section 4.Effectiveness. This Term Increase Amendment shall become effective as of the date hereof (the “Term Increase Effective Date”), subject to the satisfaction of the following conditions:

(a)    The Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the signing Loan Party, each dated the Term Increase Effective Date (or, in the case of certificates of governmental officials, a recent date before such date) and each in form and substance satisfactory to the Agent:
(i)    this Term Increase Amendment duly executed and delivered by each of the Borrowers, Holdings, the other Loan Parties party hereto, the Agent and each Term Increase Lender party hereto;

(ii)    a certificate signed by an Authorized Officer of Holdings and the Borrowers certifying (A) that the conditions specified in Section 4.02 have been satisfied, (B) that the borrowing of the Amendment No. 1 Term Increase on the Term Increase Effective Date does not conflict with the Material Documents, (C) as to matters required under Section 4(b), and (D) that the Term Increase Conditions as defined in the Credit Agreement (other than the conditions described in clauses (c), (d) and (e) of the definition thereof) have been satisfied;

(iii)    an opinion of one or more special or local counsel to Holdings, the Borrowers and the other Loan Parties, addressed to the Agent and each Lender as to such matters as the Agent may reasonably request; and

(iv)    bring down certificates of good standing (to the extent such concept exists) from the secretary of state of the state of organization of each Loan Party (or any immediate predecessor thereof) (to the extent such concept exists in such jurisdiction) and copies of certified resolutions dated after the Effective Date or other appropriate evidence of the authority of each Loan Party to incur such the Amendment No. 1 Term Increase.

(b)    There shall have been no event or circumstance since January 30, 2017 that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(c)    The Existing Second Lien Credit Agreement and the Existing Second Lien Notes shall have been amended in a manner satisfactory to the Effective Date Term Lenders and Term Increase Lenders, in their sole discretion.

(d)    The Additional Term Lenders and other Term Lenders who agree to provide such Term Increase shall have received from the Borrowers reimbursement of all reasonable out-of-pocket fees and expenses.

Section 5.Representations and Warranties. By its execution of this Term Increase Amendment, each Loan Party hereby certifies that:

(a)    the execution, delivery and performance by each Loan Party of this Term Increase Amendment and the other documents executed in connection herewith, and the consummation of the transactions contemplated hereby or thereby, are within such Loan Party’s powers, have been duly authorized by all necessary organizational action, and (x) will not result in a breach of any of the terms and provisions of, or constitute a default under the Material Documents, and (y) do not contravene (i) the charter or by-laws or other organizational or governing documents of such Loan Party or (ii) law or any contractual restriction binding on or affecting any Loan Party, except, for purposes of this clause (y)(ii), to the extent such contravention would not reasonably be expected to have a Material Adverse Effect;

(b)    no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance of this Term Increase Amendment and the other documents executed in connection herewith, and the consummation of the transactions contemplated hereby or thereby that has not already been obtained if the failure to obtain such authorization, approval or other action could reasonably be expected to result in a Material Adverse Effect; and

(c)    this Term Increase Amendment has been duly executed and delivered by each Loan Party party hereto, constitutes the legal, valid and binding obligation of each Loan Party party hereto enforceable against such Loan Party in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 6.Waiver. The undersigned Lenders, constituting the Required Lenders, hereby waive the Term Increase Conditions described in clauses (d) and (e) of the definition thereof solely with respect to the Amendment No. 1 Term Increase. Except as provided in the prior sentence, the execution, delivery and effectiveness of this Term Increase Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 7.Use of Proceeds. The Borrowers may use the proceeds of the Amendment No. 1 Term Increase for any purpose permitted by the Credit Agreement.

Section 8.Request for Term Increase. By their execution of this Term Increase Amendment, the Borrowers hereby deliver and the Agent hereby acknowledges receipt of this Term Increase Amendment as the satisfaction of the requirement to give notice required to the Agent pursuant to Section 2.18(a) of the Credit Agreement.

Section 9.Acknowledgments. Each Loan Party hereby expressly acknowledges the terms of this Term Increase Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Term Increase Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Term Increase) under the Security Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Term Increase) pursuant to the Security Documents.

Section 10.Amendment, Modification and Waiver. This Term Increase Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto or as permitted by Section 9.01 of the Credit Agreement.

Section 11. Liens Unimpaired. Neither the modification of the Credit Agreement effected pursuant to this Term Increase Amendment nor the execution, delivery, performance or effectiveness of this Term Increase Amendment:

(a)    impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b)    requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 12.Entire Agreement. This Term Increase Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Term Increase Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Term Increase Amendment is a Loan Document.

Section 13.GOVERNING LAW. THIS TERM INCREASE AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPELS OF CONFLICTS OF LAW BUT

INCLUDING SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 14.Severability. If any provision of this Tern Increase Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Term Increase Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.Counterparts. This Term Increase Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Term Increase Amendment shall be effective as delivery of an original executed counterpart of this Term Increase Amendment.

Section 16.Headings. The headings of this Term Increase Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Term Increase Amendment as of the date first written above.
SEARS HOLDINGS CORPORATION

By:     /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

KMART CORPORATION

By:     /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

SEARS ROEBUCK ACCEPTANCE CORP.

By:     /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Vice President, Finance

SEARS, ROEBUCK AND CO.

By:     /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer

STI MERCHANDISING, INC.

By:     /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: President

SEARS BRANDS, L.L.C.

By:     /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Vice President

[Signature Page to Term Increase Amendment No. 1 to Term Loan Credit Agreement]

A&E FACTORY SERVICE, LLC
A&E HOME DELIVERY, LLC
A&E LAWN & GARDEN, LLC
A&E SIGNATURE SERVICE, LLC
CALIFORNIA BUILDER APPLIANCES, INC.
FLORIDA BUILDER APPLIANCES, INC.
KMART OF MICHIGAN, INC.
KLC, INC.
PRIVATE BRANDS, LTD.
SEARS BRANDS MANAGEMENT CORPORATION
SEARS PROTECTION COMPANY
SEARS PROTECTION COMPANY (FLORIDA), L.L.C.
SEARS, ROEBUCK DE PUERTO RICO, INC.
SOE, INC.
STARWEST, LLC

By:    /s/ Robert A. Riecker
Name:     Robert A. Riecker
Title:     Vice President

SEARS HOME IMPROVEMENT PRODUCTS, INC.

By:    /s/ Robert A. Riecker
Name:     Robert A. Riecker
Title:     President

KMART HOLDING CORPORATION
KMART OPERATIONS LLC
SEARS OPERATIONS LLC

By:    /s/ Robert A. Riecker
Name:     Robert A. Riecker
Title:     Chief Financial Officer

KMART OF WASHINGTON LLC
KMART STORES OF ILLINOIS LLC
KMART STORES OF TEXAS LLC
MYGOFER LLC
BY:     Kmart Corporation, its Sole Member

By:    /s/ Robert A. Riecker
Name:     Robert A. Riecker
Title:     Chief Financial Officer

[Signature Page to Term Increase Amendment No. 1 to Term Loan Credit Agreement]

SEARS DEVELOPMENT CO.

By:    /s/ Robert A. Riecker
Name:     Robert A. Riecker
Title:     Vice President

KMART.COM LLC
By: BlueLight.com, Inc., its Sole Member

By:    /s/ Robert A. Riecker
Name:     Lawrence J. Meerschaert

Title:	Vice President of BlueLight.com, Inc., the Sole Member of Kmart.com LLC

SEARS HOLDINGS MANAGEMENT CORPORATION

By:    /s/ Robert A. Riecker
Name:     Robert A. Riecker
Title:     President

SEARS BRANDS BUSINESS UNIT CORPORATION

By:    /s/ Robert A. Riecker
Name:     Robert A. Riecker
Title:     Vice President

[Signature Page to Term Increase Amendment No. 1 to Term Loan Credit Agreement]

JPP, LLC,
as Agent, Term Increase Lender and Lender

By:     /s/ Edward S. Lampert
Name:     Edward S. Lampert

Title:	Member

JPP II, LLC,
as Term Increase Lender and Lender

By: RBS Partners, L.P., as Manager

By: ESL Investments, Inc., as General Partner

By:     /s/ Edward S. Lampert
Name:     Edward S. Lampert
Title:    Chairman and Chief Executive Officer

[Signature Page to Term Increase Amendment No. 1 to Term Loan Credit Agreement]

SCHEDULE A
TO TERM INCREASE AMENDMENT

Name of Term Increase Lender	Amendment No. 1 Term Increase Commitment
JPP, LLC	$21,698,000
JPP II, LLC	$8,302,000
TOTAL	$30,000,000